UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026 (October 23, 2026)

Greenland Energy Company

(Exact name of registrant as specified in its charter)

Texas	001-43210	39-4828593
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Bayaud Avenue, Suite 400
Denver, Colorado 80209

(Address of principal executive office) (Zip Code)

(918) 361-7000

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GLND	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GLNDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Independent Director Requirements

As previously disclosed on October 22, 2026, Roderick McIllree, a member of the board of directors (the “Board”), of Greenland Energy Company, a Texas corporation (the “Company”), resigned from the Board and all assignments with the Company on October 20, 2026 (the “McIllree Resignation”).

As a result of the McIllree Resignation, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) on October 23, 2026 (the “Nasdaq Notification”) that (i) it was no longer in compliance with the majority independent director requirement under Nasdaq Listing Rule 5605(b)(1), and (ii) it was no longer in compliance with the audit committee requirement under Nasdaq Listing Rule 5605(c)(2)(A) that there be at least three “independent directors” serving on the Board’s audit committee (“Audit Committee”). As a result of the Nasdaq Notification, the Company received a letter from Nasdaq, dated October 28, 2026, pursuant to which Nasdaq provided the Company with a cure period to regain compliance with such Nasdaq Listing Rules until the earlier of the Company’s next annual shareholders’ meeting or October 20, 2027; provided, however, if the next annual shareholders’ meeting is held before April 19, 2027, then the Company must evidence compliance no later than April 19, 2027.

On October 27, 2026, the Board appointed Melanie Furlan, a current independent director, to the Audit Committee. As a result, the Audit Committee is comprised of the following three independent members of the Board, Ms. Furlan, Scott Wollney, and Carol Craig, and the Audit Committee deficiency has been cured.

The Company intends to take sufficient actions to regain compliance with all of the foregoing Nasdaq governance requirements on or before the expiration of the applicable cure periods provided in the Nasdaq Listing Rules.

The foregoing has no immediate effect on the Company’s Nasdaq listing and its common stock and public warrants will continue to be listed and traded on the Nasdaq Global Market under the symbols “GLND” and GLNDW, respectively, subject to the listing rules.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements, other than statements of historical fact included in this Current Report on Form 8-K, are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are based on current expectations, estimates, assumptions and projections and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to those described under “Risk Factors” in our Registration Statement on Form S-1, as amended, and in our other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws. You should not place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2026	Greenland Energy Company

	By:	/s/ Robert Price
	Name:	Robert Price
	Title:	Chief Executive Officer

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